Stockholders' Equity	6 Months Ended
Jul. 31, 2012
Stockholders' Equity
Stockholders' Equity

9. Stockholders' Equity

Dividends

        As a holding company, the ability of Mattress Firm Holding Corp. to pay dividends is limited by its ability to receive dividends or distributions from its subsidiaries. The 2007 Senior Credit Facility imposes restrictions on Mattress Holding with respect to the payment of dividends to Mattress Firm Holding Corp.

Common Stock

        On November 3, 2011, the Company's Board of Directors approved an increase in the number of authorized shares of the Company's common stock to 120,000,000 and a 227,058-for-one forward stock split of the Company's common stock, with no corresponding change to the par value. All common share numbers and per share amounts for all periods presented have been adjusted retroactively.

        As further described in Note 1, the Company completed an initial public offering of 6,388,888 shares of common stock on November 23, 2011 at $19 per share, resulting in $110.4 million of net proceeds after deducting underwriting discounts and commissions of $8.5 million and $2.5 million of offering related costs. In addition, as further described in Notes 1 and 5, the Company issued an aggregate of 4,979,988 shares of common stock in the conversion of PIK Notes and Convertible Notes in connection with the completion of the offering.

Common Stock Reserved for Future Issuance

        As further described in Note 14, approximately 4.2 million shares of common stock are reserved for issuances under the 2011 Omnibus Incentive Plan.

Earnings per Share

        Basic net income (loss) per common share is computed by dividing the net income applicable to common shares by the weighted average number of common shares outstanding during the period. Diluted net income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the period, adjusted to reflect potentially dilutive securities using the treasury stock method for stock option awards. Diluted net income per common share adjusts basic net income per common share for the effects of stock options and other potentially dilutive financial instruments only in the periods in which such effect is dilutive.

        The following table presents a reconciliation of the weighted average shares outstanding used in the earnings per share calculations:

				Twenty-Six Weeks Ended
	Fiscal 2009	Fiscal 2010	Fiscal 2011	August 2, 2011	July 31, 2012
Basic weighted average shares outstanding	22,399,952	22,399,952	24,586,274	22,399,952	33,768,828
Effect of dilutive securities:
Stock options	—	—	—	—	97,350
Restricted shares	—	—	—	—	980

Diluted weighted average shares outstanding	22,399,952	22,399,952	24,586,274	22,399,952	33,867,158

        Diluted net income per common share for Fiscal 2011 excludes stock options for the purchase of 1,223,874 shares of common stock as their inclusion would be anti-dilutive.

        One-half of the stock options granted to the Company's employees are subject to a five-year time-based vesting schedule, while the remaining one-half of the stock options are subject to a four-year market-based vesting schedule, with such vesting based on specified stock price increase targets, as set forth in the option award agreement evidencing the grant of such stock options. The Company includes market-based stock option awards in the dilutive potential common shares when they become contingently issuable and exclude the awards when they are not contingently issuable. Diluted weighted average shares outstanding for the twenty-six weeks ended July 31, 2012 excludes stock options for the purchase of 458,936 shares of common stock as the applicable vesting criteria were not satisfied as of July 31, 2012.